                                                                     EXHIBIT 4.1

                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE



                NUMBER                                                                      SHARES
                                               TOM BROWN, INC.
 THIS CERTIFICATE IS TRANSFERABLE IN                                       SEE REVERSE FOR CERTAIN DEFINITIONS
  BOSTON, MASS. AND NEW YORK, N.Y.                                         CUSIP 115660 20 1


THIS CERTIFIES that



is the owner of



           fully paid and non-assessable shares of the Common Stock of
                                 TOM BROWN, INC.

of the par value of 10(cent) per share, transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated




                             SECRETARY       ----------------------------------
-----------------------------                PRESIDENT



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                                 TOM BROWN, INC.

         The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights of each such class of stock or series thereof.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM       - as tenants in common                          UNIF GIFT MIN ACT - ________Custodian________
                                                                                   (Cust)           (Minor)
TEN ENT       - as tenants by the entireties

JT TEN        - as joint tenants with right of                                  under Uniform Gifts to Minors Act
              survivorship and not as tenants
              in common                                                        -----------------------------------
                                                                                              (State)


         Additional abbreviations may also be used though not in the above list.

for Value Received __________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE




-----------------------------------------------

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ______

--------------------------------------------------------------------------------
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      -------------------------




THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVING AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO RULE 17ad-15


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SIGNATURE(S) GUARANTEE BY:



Signature(s):

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X        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
         AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER



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         This certificate also evidences and entitles the holder to certain
Rights as set forth in that certain First Amendment and Restated Rights Agreement between Tom Brown, Inc. and Equiserve Trust Company, N.A., dated as of March 1, 2001 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Tom Brown, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Tom Brown, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to or acquired by any Acquiring Person (as defined in the Rights Agreement) shall, under certain circumstances, become null and void.


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